Exhibit 99.1

Baxano Surgical, Inc. Reports Operating Results for the Third Quarter of 2013,

Issues Fourth Quarter 2013 Guidance

- Third quarter revenues were $5.7 million –

-77% increase over Q3 2012 as a result of merger-

- Net loss per share was $0.18 for the quarter –

- Excluding special items, net loss per share was $0.17 for the quarter* -

RALEIGH, NC -- (GLOBE NEWSWIRE)— November 6, 2013—Baxano Surgical, Inc. (NASDAQ:BAXS), a medical device company focused on designing, developing and marketing minimally invasive products to treat degenerative conditions of the spine affecting the lumbar region, today announced its financial results for the third quarter ended September 30, 2013.

Comparison of Selected Financial Results (in millions, except per share data)
	Three Months Ended September 30,
	2013	2012
As reported:
Total revenue	$5.7	$3.2
Net loss	(8.0)	(5.9)
Net loss per common share	(0.18)	(0.22)
Excluding special items*:
Net loss	(7.4)	(5.3)
Net loss per common share	(0.17)	(0.20)

* See “Reconciliation of GAAP Financial Information to Non-GAAP Financial Information” below.

Revenues were $5.7 million in the third quarter of 2013, representing a 76.7% increase from revenues of $3.2 million in the third quarter of 2012. Domestic revenues were $5.3 million in the third quarter of 2013, compared to $2.9 million in the third quarter of 2012 and international revenues were $0.4 million in the third quarter of 2013, compared to $0.3 million in the third quarter of 2012. Revenue contributed in the third quarter of 2013 by the Baxano, Inc. products, which were acquired on May 31, 2013, was $2.7 million. On a pro forma basis, as if both business had been owned in both periods, revenues would have been flat year over year.

Gross margin was 73.3% in the third quarter of 2013 as compared to 73.8% in the third quarter of 2012. Net loss was $8.0 million in the third quarter of 2013, compared to a net loss of $5.9 million in the third quarter of 2012. Net loss per common share was $0.18 in the third quarter of 2013 compared to a net loss per share of $0.22 in the third quarter of 2012.

Excluding special items, net loss in the third quarter of 2013 was $7.4 million, or $0.17 per common share, compared to net loss excluding special items of $5.3 million, or $0.20 per common share in the third quarter of 2012. Special items of $0.6 million in the third quarter of 2013 consisted of merger and integration expenses related to our merger with Baxano, Inc. and legal fees related to the U.S. Department of Justice investigation related to the subpoena issued in October 2011. Special items in the third quarter of 2012 consisted of expenses of $0.6 million for legal fees related to the U.S. Department of Justice investigation.

Cash and cash-equivalents were $11.6 million as of September 30, 2013.

"Our first full quarter as Baxano Surgical involved significant integration acitivies and organizational change which we were able to successfully manage while also stabilizing the revenue in the combined business," commented Ken Reali, President and CEO of Baxano Surgical. "We have now laid the foundation needed for growth and leadership in the minimally invasive spine market which is the fastest growing segment in the spinal implant industry.”

Baxano Surgical Outlook

For the fourth quarter ending December 31, 2013, the Company expects total revenues in the range of $5.8- $6.5 million. For the full fiscal year 2013, on a pro forma basis for the combined companies, the Company now expects total revenues in the range of $23.2 - $23.9 million versus prior guidance of $23.5 - $25.5 million.

Conference Call

Baxano Surgical will host a conference call today at 4:30 pm Eastern time to discuss its third quarter financial results. To listen to the conference call on your telephone, please dial (877) 312-8823 for domestic callers and (253)237-1182 for international callers approximately ten minutes prior to the start time. The call will be concurrently webcast. To access the live audio broadcast or the archived recording, use the following link at http://ir.Baxanosurgical.com/events.cfm.

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of certain components of financial performance, including net loss, net loss per common share and a pro forma consolidated statement of operations, which are adjusted from results based on GAAP. Although “as adjusted” financial measures are non-GAAP financial measures, the Company believes that the presentation of “as adjusted” financial measures calculated to reflect the Baxano acquisition as if it had occurred at the beginning of 2013 and to exclude “special items” are useful adjuncts to the GAAP “as reported” financial measures. Pro forma adjustments include amortization of intangibles, interest costs associated with Baxano preferred stock and convertible debt, and elimination of intercompany general and administrative expenses. “Special items” consist of merger and integration expenses related to the merger with Baxano, Inc. and charges related to the settlement with the U.S. Department of Justice, including related legal fees. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance and the Company’s prospects for the future. We believe that providing non-GAAP measures that adjust for the combined historical results of Baxano Surgical and Baxano and for significant non-recurring expenses allows comparison of our core operations from period to period. These non-GAAP measures may be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the most directly comparable GAAP measures.

About Baxano Surgical, Inc.

Baxano Surgical, Inc. is a medical device company focused on designing, developing, and marketing minimally invasive products to treat degenerative conditions of the spine affecting the lumbar region. Baxano Surgical currently markets the AxiaLIF® family of products for single and two level lower lumbar fusion, the VEO® lateral access and interbody fusion system, the iO-Flex® system, a proprietary set of flexible instruments used by surgeons during spinal decompression procedures and the iO-Tome™ instrument, which rapidly and precisely removes bone, specifically the facet joints, which is commonly performed in spinal fusion procedures. Baxano Surgical was founded in May 2000 and is headquartered in Raleigh, North Carolina. For more information, visit www.baxanosurgical.com.

AxiaLIF, VEO and iO-Flex are registered trademarks of Baxano Surgical.

Forward Looking Statements

This press release includes statements that are based on our current beliefs and assumptions. These statements constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, the pace of adoption of our product technology by spine surgeons, the outcome of coverage and reimbursement decisions by the government and third party payors, the success of our continuing product development efforts, the effect on our business of existing and new regulatory requirements, our ability to raise additional capital, our ability to comply with our settlement agreement and Corporate Integrity Agreement with certain entities of the U.S. government, stockholder class action lawsuits, and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with Baxano Surgical’s business, please review the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent reports. You are cautioned not to place undue reliance on these forward looking statements, which are based on Baxano Surgical's expectations as of the date of this press release and speak only as of the date of this press release. We undertake no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

Contact:

Baxano Surgical Inc.

Tim Shannon, VP Finance and Interim Chief Financial Officer

919-926-8762

or

Westwicke Partners

Mark Klausner

443-213-0501

baxanosurgical@westwicke.com

Source: Baxano Surgical, Inc.

Baxano Surgical, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Revenue	$5,650	$3,198	$12,627	$10,441
Cost of revenue	1,506	838	3,832	2,747
Gross profit	4,144	2,360	8,795	7,694
Operating expenses:
Research and development	1,904	1,361	4,698	3,937
Sales and marketing	6,764	4,453	17,722	15,124
General and administrative	2,769	1,739	6,181	4,661
Merger and integration expenses	530	-	3,426	-
Charges related to U.S. Government settlement	32	558	192	1,742
Total operating expenses	11,999	8,111	32,219	25,464
Operating loss	(7,855)	(5,751)	(23,424)	(17,770)
Other expense, net	(104)	(114)	(166)	(146)
Net loss	$(7,959)	$(5,865)	$(23,590)	$(17,916)
Other comprehensive loss:
Foreign currency translation adjustments	(1)	1	(2)	1
Comprehensive loss	$(7,960)	$(5,864)	$(23,592)	$(17,915)

Net loss per common share - basic and diluted	$(0.18)	$(0.22)	$(0.67)	$(0.66)

Weighted average common shares outstanding - basic and diluted	45,198	27,275	35,373	27,258

Baxano Surgical, Inc.

Consolidated Balance Sheets

(in thousands)

(Unaudited)

	September 30,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$11,599	$21,541
Restricted cash	65	-
Accounts receivable, net	4,707	3,206
Inventory	7,154	5,017
Prepaid expenses and other assets	645	330
Total current assets	24,170	30,094
Property and equipment, net	3,142	2,166
Goodwill	16,043	-
Intangible assets, net	8,088	-
Other long-term assets	152	-
Total assets	$51,595	$32,260

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$796	$-
Accounts payable	2,951	2,603
Current portion of accrued expenses related to U.S. Government settlement	2,748	6,792
Accrued expenses	3,302	1,648
Total current liabilities	9,797	11,043
Long-term debt	1,986	-
Noncurrent liabilities	2,857	78

Stockholders' equity
Common stock	4	3
Additional paid-in capital	199,333	159,929
Accumulated other comprehensive income	15	14
Accumulated deficit	(162,397)	(138,807)
Total stockholders' equity	36,955	21,139
Total liabilities and stockholders' equity	$51,595	$32,260

Baxano Surgical, Inc.

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net loss	$(7,959)	$(5,865)	$(23,590)	$(17,916)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	660	321	1,477	794
Stock-based compensation	416	302	1,036	1,062
Provision (reversal of provision) for bad debts	618	10	650	(27)
Loss on disposal of fixed assets	-	231	-	261
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(1,035)	(33)	(584)	473
Increase in inventory	(282)	(20)	(191)	(638)
(Increase) decrease in prepaid expenses	189	144	(81)	294
Increase (decrease) in accounts payable	476	(946)	(1,140)	(1,134)
Increase (decrease) in accrued expenses related to U.S. Government settlement	(640)	15	(1,267)	452
Increase in accrued expenses	244	102	714	585
Net cash used in operating activities	(7,313)	(5,739)	(22,976)	(15,794)
Cash flows from investing activities:
Purchases of property and equipment	(764)	(436)	(1,376)	(1,793)
Acquisition, net of cash received	-	-	(2,685)	-
Sales and maturities of investments	-	-	-	6,027
Restricted cash classification change	75	-	13	-
Net cash provided by (used in) investing activities	(689)	(436)	(4,048)	4,234
Cash flows from financing activities:
Net proceeds from issuance of common stock	-	-	17,075	-
Proceeds from exercise of stock options	-	-	9	68
Net cash provided by financing activities	-	-	17,084	68
Effect of exchange rate changes on cash and cash equivalents	(1)	1	(2)	1
Net decrease in cash and cash equivalents	(8,003)	(6,174)	(9,942)	(11,491)
Cash and cash equivalents, beginning of period	19,602	33,407	21,541	38,724
Cash and cash equivalents, end of period	$11,599	$27,233	$11,599	$27,233

Baxano Surgical, Inc.

Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share amounts)

(Unaudited)

	Nine Months Ended Sept. 30, 2013 As Reported	Baxano Inc. Results Prior to the Merger (1)	Pro Forma Adjustments (2)	Nine Months Ended Sept. 30, 2013 Pro Forma

Revenue	$12,627	$4,725	$-	$17,352
Cost of revenue	3,832	1,662	25	5,519
Gross profit	8,795	3,063	(25)	11,833
Operating expenses:
Research and development	4,698	1,318	4	6,020
Sales and marketing	17,722	5,437	4	23,163
General and administrative	6,181	939	227	7,347
Merger and integration expenses	3,426	3,054	-	6,480
Charges related to U.S. Government settlement	192	-	-	192
Total operating expenses	32,219	10,748	235	43,202
Operating loss	(23,424)	(7,685)	(260)	(31,369)
Other expense, net	(166)	(702)	548	(320)
Net loss	$(23,590)	$(8,387)	$288	$(31,689)

Net loss per common share - basic and diluted	$(0.67)			$(0.70)

Weighted average common shares outstanding - basic and diluted (3)	35,373			45,181

(1) includes the results of operations for Baxano Inc. for January through May 2013. The Merger was effective on May 31, 2013.

(2) pro forma adjustments reflect the amortization of intangible assets and depreciation on the fair value of the fixed assets acquired in the merger less the elimination of interest on Baxano Inc. debt not assumed by Baxano Surgical, Inc.

(3) weighted average common shares outstanding have been adjusted for merger related shares as if issued at the beginning of the period presented.

Baxano Surgical, Inc.

Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended Sept. 30, 2012 As Reported	Baxano Inc. Results for the Three Months Ended Sept. 30, 2012	Pro Forma Adjustments (1)	Three Months Ended Sept. 30, 2012 Pro Forma

Revenue	$3,198	$2,416	$-	$5,614
Cost of revenue	838	883	15	1,736
Gross profit	2,360	1,533	(15)	3,878
Operating expenses:
Research and development	1,361	1,319	3	2,683
Sales and marketing	4,453	4,000	3	8,456
General and administrative	1,739	496	136	2,371
Merger and integration expenses	-	-	-	-
Charges related to U.S. Government settlement	558	-	-	558
Total operating expenses	8,111	5,815	142	14,068
Operating loss	(5,751)	(4,282)	(157)	(10,190)
Other expense, net	(114)	(204)	113	(205)
Net loss	$(5,865)	$(4,486)	$(44)	$(10,395)

Net loss per common share - basic and diluted	$(0.22)			$(0.23)

Weighted average common shares outstanding - basic and diluted (2)	27,275			45,126

(1) pro forma adjustments reflect the amortization of intangible assets and depreciation on the fair value of the fixed assets acquired in the merger less the elimination of interest on Baxano Inc. debt not assumed by Baxano Surgical, Inc.

(2) weighted average common shares outstanding have been adjusted for merger related shares as if issued at the beginning of the period presented.

Baxano Surgical, Inc.

Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share amounts)

(Unaudited)

	Nine Months Ended Sept. 30, 2012 As Reported	Baxano Inc. Results for the Nine Months Ended Sept. 30, 2012	Pro Forma Adjustments (1)	Nine Months Ended Sept. 30, 2012 Pro Forma

Revenue	$10,441	$6,371	$-	$16,812
Cost of revenue	2,747	2,370	46	5,163
Gross profit	7,694	4,001	(46)	11,649
Operating expenses:
Research and development	3,937	4,116	8	8,061
Sales and marketing	15,124	12,798	8	27,930
General and administrative	4,661	1,555	408	6,624
Merger and integration expenses	-	-	-	-
Charges related to U.S. Government settlement	1,742	-	-	1,742
Total operating expenses	25,464	18,469	424	44,357
Operating loss	(17,770)	(14,468)	(470)	(32,708)
Other expense, net	(146)	(487)	256	(377)
Net loss	$(17,916)	$(14,955)	$(214)	$(33,085)

Net loss per common share - basic and diluted	$(0.66)			$(0.73)

Weighted average common shares outstanding - basic and diluted (2)	27,258			45,109

(1) pro forma adjustments reflect the amortization of intangible assets and depreciation on the fair value of the fixed assets acquired in the merger less the elimination of interest on Baxano Inc. debt not assumed by Baxano Surgical, Inc.

(2) weighted average common shares outstanding have been adjusted for merger related shares as if issued at the beginning of the period presented.

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
GAAP net loss	$(7,959)	$(5,865)	$(23,590)	$(17,916)
Special items:
Merger and integration expenses	530	-	3,426	-
Charges related to U.S. Government settlement	32	558	192	1,742
Net loss excluding special items	$(7,397)	$(5,307)	$(19,972)	$(16,174)

GAAP net loss per share	$(0.18)	$(0.22)	$(0.67)	$(0.66)
Special items:
Merger and integration expenses	0.01	-	0.10	-
Charges related to U.S. Government settlement	-	0.02	0.01	0.06
Net loss excluding special items	$(0.17)	$(0.20)	$(0.56)	$(0.60)

Shares used in computing GAAP and non-GAAP loss per share	45,198	27,275	35,373	27,258

Reconciliation of Pro Forma Financial Information to Non-GAAP Financial Information

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Pro forma net loss	$(7,959)	$(10,395)	$(31,689)	$(33,085)
Special items:
Merger and integration expenses	530	-	6,480	-
Charges related to U.S. Government settlement	32	558	192	1,742
Pro forma net loss excluding special items	$(7,397)	$(9,837)	$(25,017)	$(31,343)

Pro forma net loss per share	$(0.18)	$(0.23)	$(0.70)	$(0.73)
Special items:
Merger and integration expenses	0.01	-	0.14	-
Charges related to U.S. Government settlement	-	0.01	-	0.04
Pro forma net loss excluding special items	$(0.17)	$(0.22)	$(0.56)	$(0.69)

Shares used in computing pro forma and pro forma non-GAAP loss per share	45,170	45,126	45,181	45,109